UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 23, 2007


                               NOBLE ROMAN'S, INC.
               (Exact name of Company as specified in its charter)


           Indiana                        0-11104                35-1281154
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

    One Virginia Avenue, Suite 800
        Indianapolis, Indiana                                      46204
(Address of principal executive offices)                         (Zip Code)

                                 (317) 634-3377
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

     (a) Effective as of February 23, 2007, Larry E. Nunn & Associates, L.L.C., resigned as the principal independent accountants of Noble Roman's, Inc. (the "Company"). Larry E. Nunn & Associates, L.L.C. informed the Company that it was resigning because it had exited the business of auditing financial statements of public companies.

     The reports of the former independent accountants, Larry E. Nunn & Associates, L.L.C., for the Company's past two fiscal years, contained no adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's most two most recently completed fiscal years and the subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     During the Company's most recent fiscal year and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph 304(a)(1)(v) of Regulation S-K).

     The Company has provided a copy of this disclosure to Larry E. Nunn & Associates, L.L.C. prior to the filing of this Form 8-K and has requested that they furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the statements made by the Company herein, and, if not, stating the respects in which they do not agree. A copy of the letter dated February 23, 2007, furnished by Larry E. Nunn & Associates, L.L.C. is filed as Exhibit 16.1 to this current report on Form 8-K.

     (b) Effective as of February 23, 2007, the Company engaged Somerset CPAs, P.C. as its principal independent accountants to audit the financial statements of the Company. The change in the Company's independent accountants was approved by the Company's Board of Directors. During the Company's two most recent fiscal years, and any subsequent period prior to engaging Somerset CPAs, P.C., neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Somerset CPAs, P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement (as described in paragraph 304(a)(1)(iv) of Regulation S- K) with the former accountant or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S- K).

Item  9.01 Financial Statements and Exhibits.

           (c)  The following exhibits are filed as part of this report:

           Exhibit Number            Description
           --------------            -----------

               16.1 Letter to Securities and Exchange Commission from Larry E. Nunn & Associates, L.L.C., dated February 23, 2007.



                                      * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 2007

                                        NOBLE ROMAN'S, INC.



                                        By: /s/ Paul W. Mobley
                                            ------------------------------------
                                            Paul W. Mobley
                                            Chief Executive Officer and
                                            Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number                     Description
--------------                     -----------

    16.1 Letter to Securities and Exchange Commission from Larry E. Nunn & Associates, L.L.C., dated February 23, 2007.